USA Networks, Inc. (to be renamed USA Interactive)
Pro Forma Segment Results
$ in millions; rounding differences may exist. Unaudited.


                                 ------------    ---------------  ------------------------------------------------------------------
REVENUE                            1999               2000           2001
                                 ------------    ---------------  ------------------------------------------------------------------
                                 YE 12/31           YE 12/31          Q1          Q2          Q3            Q4           YE 12/31
                                ------------     --------------  ------------- ----------- ----------- ------------- --------------

Operating Businesses
HSN - U.S.                          $1,332.9           $1,527.0        $ 349.2     $ 356.5     $ 374.8       $ 469.4        $1,550.0
Ticketing                              442.7              518.6          150.1       163.9       133.9         131.8           579.7
Hotel Reservations                     161.8              328.0          105.3       138.3       151.2         141.7           536.5
Expedia                                 73.0              156.7           57.2        78.5        79.5          81.8           296.9
Precision Response                     215.9              282.1           80.7        75.6        72.6          69.8           298.7
Personals                                9.0               29.2            8.5        10.7        12.5          17.6            49.2
                                 ------------     --------------  ------------- ----------- ----------- ------------- --------------
  Sub-total                          2,235.4            2,841.5          751.1       823.5       824.5         911.9         3,311.0

Emerging Businesses
Citysearch and related                  27.3               50.8           12.4        12.4        11.1          10.3            46.1
HSN - international and other          175.7              281.0           83.4        87.7        66.1          82.2           319.4
ECS/Styleclick                          55.4               48.5            8.6         7.8         5.4          12.4            34.2
                                 ------------     --------------  ------------- ----------- ----------- ------------- --------------
  Sub-total                            258.4              380.3          104.4       107.9        82.6         104.9           399.8
                                 ------------     --------------  ------------- ----------- ----------- ------------- --------------
Non-recurring items                      6.9                  -              -           -           -             -               -

Foreign exchange conversion                -             (35.3)         (13.7)      (13.8)       (9.1)        (10.2)          (46.9)

Disengaged HSN Homes                       -                6.2           36.2        25.3        21.6          25.9           109.0

Intersegment Elimination                   -                  -              -       (2.6)       (2.3)         (2.2)           (7.1)
                                 -------------    --------------  ------------- ----------- ----------- ------------- --------------
  Total                             $2,500.7           $3,192.8        $ 877.9     $ 940.3     $ 917.3      $1,030.3        $3,765.8
                                 =============    ==============  ============= =========== =========== ============= ==============

USA Entertainment
USA Network                          $ 757.7            $ 804.2        $ 214.1     $ 220.6     $ 213.8       $ 184.7         $ 833.3
Sci-Fi Channel                         198.5              274.9           69.3        70.0        63.1          71.4           273.9
Studios, net                           348.6              446.0          151.5       152.5       121.1         100.9           526.0

Trio, NWI, Crime, other emerging         1.2               20.3            6.2         6.2         5.8           6.0            24.1
USA Films                               82.1               86.1           51.0        62.6        16.0          37.5           167.0
                                 ------------     --------------  ------------- ----------- ----------- ------------- --------------
  Sub-total                          1,387.9            1,631.5          492.1       511.8       419.8         400.5         1,824.3
                                ------------     --------------  ------------- ----------- ----------- ------------- --------------


                                  ------------------------------------------------------------------------------------
REVENUE                                  2002
                                  ------------------------------------------------------------------------------------
                                          Q1                 Q2              Q3              Q4           YE 12/31
                                  -------------------- --------------- --------------- --------------- ---------------

Operating Businesses
HSN - U.S.                                  $   396.2
Ticketing                                       153.4
Hotel Reservations                              165.7
Expedia                                         116.0
Precision Response                               70.1
Personals                                        25.3
                                  -------------------- --------------- --------------- --------------- ---------------
  Sub-total                                     926.6

Emerging Businesses
Citysearch and related                            7.3
HSN - international and other                    81.5
ECS/Styleclick                                   12.1
                                  -------------------- --------------- --------------- --------------- ---------------
  Sub-total                                     100.9
                                  -------------------- --------------- --------------- --------------- ---------------
Non-recurring items                                 -

Foreign exchange conversion                    (16.5)

Disengaged HSN Homes                            (0.9)

Intersegment Elimination                        (3.0)
                                  -------------------- --------------- --------------- --------------- ---------------
  Total                                    $  1,007.1
                                  ==================== =============== =============== =============== ===============

USA Entertainment
USA Network                                 $   185.0
Sci-Fi Channel                                   61.2
Studios, net                                    121.1
Trio, NWI, Crime, other emerging                  7.0
USA Films                                        30.7
                                  -------------------- --------------- --------------- --------------- ---------------
  Sub-total                                     405.0
                                  -------------------- --------------- --------------- --------------- ---------------


                                 ------------    ---------------  -----------------------------------------------------------------
Adjusted EBITDA                    1999             2000             2001
                                 ------------    ---------------  -----------------------------------------------------------------
                                 YE 12/31           YE 12/31          Q1          Q2          Q3            Q4          YE 12/31
                                ------------     --------------  ------------- ----------- ----------- ------------- --------------

Operating Businesses

HSN - U.S.                           $ 214.7            $ 229.6        $  45.7     $  51.7     $  45.9       $  72.1        $ 215.4
Ticketing                               93.3              100.0           30.2        35.5        19.0          21.5          106.2
Hotel Reservations                      24.2               52.6           15.8        21.0        21.8          22.9           81.5
Expedia                               (44.3)             (38.8)            4.5        17.7        16.4          22.2           60.9
Precision Response                      30.4               44.6           10.0        10.2         7.9           6.2           34.3
Personals                              (0.4)                6.3            0.3         2.8         5.8           7.6           16.5
Corporate and other                   (36.1)             (29.9)          (7.9)       (8.2)       (8.1)         (7.0)         (31.2)
                                 ------------     --------------  ------------- ----------- ----------- ------------- -------------
  Sub-total                            281.7              364.5           98.6       130.8       108.7         145.4          483.6

Emerging Businesses
Citysearch and related                (60.4)             (63.9)         (11.8)      (11.0)      (10.8)         (9.9)         (43.4)
HSN - international and other           11.8               14.7          (0.8)       (1.6)      (12.4)         (7.7)         (22.6)
ECS/Styleclick                        (56.0)             (71.2)         (16.9)      (14.5)      (14.4)         (7.8)         (53.6)
                                 ------------     --------------  ------------- ----------- ------------------------- -------------
  Sub-total                          (104.6)            (120.4)         (29.4)      (27.1)      (37.6)        (25.4)        (119.6)

Non recurring items                        -              (4.7)              -       (4.8)      (12.3)         (3.1)         (20.1)

Foreign exchange conversion                -              (3.9)          (0.9)       (1.0)         0.9         (0.2)          (1.2)

Disengaged HSN Homes                       -                0.9            6.0         3.5         3.0           3.6           16.1
                                 -------------    --------------  ------------- ----------- ----------- ------------- -------------
  Total                              $ 177.0            $ 236.3        $  74.3     $ 101.5     $  62.7         120.3        $ 358.8
                                  =============    ==============  ============= =========== =========== ============= ============

USA Entertainment
USA Network                          $ 312.1            $ 395.2        $ 112.2     $ 119.3     $ 113.7       $  84.9        $ 430.1
Sci-Fi Channel                          68.9              101.7           29.7        27.8        23.9          26.1          107.5
Studios, net                            52.9               50.8           21.5        20.2        17.6          15.9           75.2
Trio, NWI, Crime, other emerging       (3.0)              (7.1)          (1.7)       (2.4)       (3.1)         (4.4)         (11.5)
USA Films                                6.4              (6.6)          (1.0)         0.6         0.4           1.9            2.0
Corporate                                0.0                0.0            0.0         0.0         0.0           0.0            0.0
                                 ------------    ---------------  ------------- ----------- ----------- ------------- -------------
Total                                  430.5              534.0          160.7       165.6       152.6         124.4          603.3


                                  ------------------------------------------------------------------------------------
Adjusted EBITDA                          2002
                                  ------------------------------------------------------------------------------------
                                          Q1                 Q2              Q3              Q4           YE 12/31
                                --------------------- --------------- --------------- --------------- ---------------

Operating Businesses

HSN - U.S.                                  $    57.7
Ticketing                                        33.7
Hotel Reservations                               25.8
Expedia                                          34.5
Precision Response                                5.7
Personals                                         6.9
Corporate and other                             (8.7)
                                  -------------------- --------------- --------------- --------------- ---------------
  Sub-total                                     155.6

Emerging Businesses
Citysearch and related                         (10.7)
HSN - international and other                   (8.5)
ECS/Styleclick                                  (4.6)
                                  -------------------- --------------- --------------- --------------- ---------------
  Sub-total                                    (23.8)

Non recurring items                               0.0

Foreign exchange conversion                     (0.3)

Disengaged HSN Homes                              0.0

                                  -------------------- --------------- --------------- --------------- ---------------
  Total                                     $   131.6
                                   ==================== =============== =============== =============== ===============

USA Entertainment
USA Network                                 $    85.4
Sci-Fi Channel                                   15.6
Studios, net                                     25.3
Trio, NWI, Crime, other emerging                (3.4)
USA Films                                       (6.1)
Corporate                                       (0.6)
                                  -------------------- --------------- --------------- --------------- ---------------
Total                                           116.3

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on April 24, 2002.

USA NETWORKS, INC. (TO BE RENAMED USA INTERACTIVE)
Actual Results of Operations (As Reported)
$ IN MILLIONS; ROUNDING DIFFERENCES MAY EXIST. UNAUDITED.


P&L                                              1999          2000          2001
                                               YE 12/31      YE 12/31         Q1            Q2         Q3             Q4
                                                -------       -------       -------      -------    -------         -------
                        Date Reported:        02/01/2001    01/29/2002    04/24/2002   07/25/2001 10/24/2001      01/29/2002
Revenues, net                                   3,371.7       4,596.2       1,312.8      1,369.7    1,255.8         1,346.5

Operating costs and expenses:
     Costs related to revenues                  1,995.9       2,757.9         799.8        830.9      746.3           831.3
     Other costs and expenses                     754.7       1,027.6         282.5        289.5      312.4           298.3
     Amort. of non-cash distribution
     and marketing expense                          0.0          11.7           8.0          6.6        5.2             6.5
     Depreciation                                  98.5         174.7          65.8         64.8       51.2            63.4
     Amortization of goodwill                     252.7         568.0          83.4        100.8      103.0           100.8
                                                -------       -------       -------      -------    -------         -------
             Total operating costs              3,101.8       4,539.8       1,239.6      1,287.3    1,218.1         1,300.4
                                                -------       -------       -------      -------    -------         -------
             Operating income                     269.9          56.3          73.2         84.2       37.7            46.1

Interest expense, net                            (48.5)        (34.2)        (11.4)       (12.9)     (10.1)          (14.0)
Gain on sale of securities                         89.7           0.0           0.0          0.0        0.0             0.0
Other, net                                          5.8          49.3         (6.5)       (13.7)     (12.9)          (26.4)
                                                -------       -------       -------      -------    -------         -------
                                                   46.9          15.1        (17.9)       (26.6)     (23.1)          (40.4)
                                                -------       -------       -------      -------    -------         -------
Earnings before income taxes and
     minority interest                            316.9          71.4          55.3         57.5       14.6             5.7

Income tax expense                              (103.1)       (112.9)        (26.5)       (22.8)     (21.9)          (37.7)
Minority interest                               (197.3)        (47.1)        (46.2)       (45.0)     (33.2)          (25.0)
                                                -------       -------       -------      -------    -------         -------
Loss before cumulative effect of
  accounting change                                16.5        (88.6)        (17.4)       (10.3)     (40.4)          (56.9)

Cumulative effect of accounting
  change, net of tax                                0.0           0.0         (9.2)          0.0        0.0             0.0
                                                -------       -------       -------      -------    -------         -------

Net loss from continuing operations                16.5        (88.6)        (26.6)       (10.3)     (40.4)          (56.9)
                                                =======       =======       =======      =======    =======         =======

Preferred dividend                                  0.0           0.0           0.0          0.0        0.0             0.0

Net earnings available to common shareholders      16.5        (88.6)        (26.6)       (10.3)     (40.4)          (56.9)

Weighted average diluted shares                   367.9         359.7         396.9        373.8      376.4           377.1
                                                =======       =======       =======      =======    =======         =======
Weighted average fully converted shares           721.0         747.4         758.0        763.4      737.6           760.9
                                                =======       =======       =======      =======    =======         =======

Basic earnings per share                        $   .05      $  (.25)                 $    (.03)  $   (.11)        $  (.15)
                                                =======       =======       =======      =======    =======         =======
Diluted earnings per share                      $   .04                     $   .07   $    (.03)  $   (.08)
                                                =======       =======       =======      =======    =======         =======

Adjusted EBITDA                                   621.1         810.7         230.4        249.3      197.1           216.8
                                                =======       =======       =======      =======    =======         =======

Excluding one-time charges and
  non-operating gains:
Basic and diluted earnings per share           $  (.01)      $  (.25)                 $    (.02)  $   (.08)        $  (.13)
                                                =======       =======       =======      =======    =======         =======
Cash net income earnings per share                           $  (.14)       $   .13     $    .20   $    .13         $   .04
                                                =======       =======       =======      =======    =======         =======


P&L                                                                                2002
                                                YE 12/31             Q1           Q2        Q3        Q4     YE 12/31
                                                  -------          -------     -------    -------   -------   -------
                        Date Reported:          01/29/2002       04/24/2002
Revenues, net                                     5,284.8          1,372.6

Operating costs and expenses:
     Costs related to revenues                    3,208.4            822.5
     Other costs and expenses                     1,182.7            316.4
     Amort. of non-cash distribution
     and marketing expense                           26.4              7.0
     Depreciation                                   245.3             90.3
     Amortization of goodwill                       388.0              0.0
                                                  -------          -------     -------    -------   -------   -------
             Total operating costs                5,045.3          1,236.1
                                                  -------          -------     -------    -------   -------   -------
             Operating income                       241.2            136.4

Interest expense, net                              (48.4)           (11.8)
Gain on disposition of television station             0.0              0.0
Gain on sale of securities                            0.0              0.0
Other, net                                         (59.6)           (12.1)
                                                  -------          -------     -------    -------   -------   -------
                                                  (108.1)           (23.9)
                                                  -------          -------     -------    -------   -------   -------
Earnings before income taxes and
     minority interest                              133.2            112.6

Income tax expense                                (108.9)           (32.2)
Minority interest                                 (149.3)           (54.5)
                                                  -------          -------     -------    -------   -------   -------
Loss before cumulative effect of
  accounting change                               (125.1)             25.9

Cumulative effect of accounting
  change, net of tax                                (9.2)              0.0
                                                  -------          -------     -------    -------   -------   -------

Net loss from continuing operations               (134.2)             25.9
                                                  =======          =======     =======    =======   =======   =======

Preferred dividend                                    0.0            (2.0)

Net earnings available to common shareholders     (134.2)             23.9

Weighted average diluted shares                     374.1            422.0
                                                  =======          =======     =======    =======   =======   =======
Weighted average fully converted shares             765.3            783.1
                                                  =======          =======     =======    =======   =======   =======

Basic earnings per share                        $   (.34)
                                                  =======          =======     =======    =======   =======   =======
Diluted earnings per share                                         $   .05
                                                  =======          =======     =======    =======   =======   =======

Adjusted EBITDA                                     893.7            234.6
                                                  =======          =======     =======    =======   =======   =======

Excluding one-time charges and
  non-operating gains:
Basic and diluted earnings per share            $   (.34)
                                                  =======          =======     =======    =======   =======   =======
Cash net income earnings per share                $   .40          $   .08
                                                  =======          =======     =======    =======   =======   =======

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 24, 2002.

     ** NOTE: THIS P&L DOES NOT GIVE AFFECT TO THE PENDING VIVENDI TRANSACTION.

USA Networks, Inc. (to be renamed USA Interactive)
Operating
Metrics
IN MILLIONS EXCEPT PER UNIT

                                       1999     2000                     2001                                 2002
                                        YE       YE      Q1       Q2      Q3         Q4       YE      Q1     Q2    Q3    Q4    YE
                                      -----    -----   -----   -----   -----      -----    -----    -----  ----- ----- ----- -----
HSN- US
Units shipped                          32.1     35.2     8.6      9.0     9.5       11.4     38.5      9.6

Gross profit %                        34.3%    34.9%   33.5%    34.4%   34.3%      33.9%    34.0%    35.5%

Return rate                           20.3%    19.6%   19.6%    19.6%   19.0%      17.9%    19.0%    19.0%

Product mix:*
   Homegoods                            N/A      N/A     41%      39%     41%        46%      42%      39%
   Jewelry                              N/A      N/A     26%      26%     25%        25%      25%      24%
   Health/Beauty                        N/A      N/A     19%      22%     20%        17%      19%      24%
   Apparel/Accessories                  N/A      N/A     14%      13%     14%        12%      13%      13%

Average Price Point                     N/A   $47.82  $50.06   $47.36   46.21     $47.36   $47.69   $45.41

HSN cable / DBS HH (end of period)     60.6     65.9    68.4     69.5    71.5       73.4     73.4     72.6

HSN total HH (end of period)           73.7     77.1    80.2     82.8    82.8       83.0     83.0     74.9

America's Store FTE's (end of period)   8.3      8.8     8.4      9.4    10.8       11.6     11.6     11.2

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED.
* In Q1 2002, HSN reclassfied certain items in its product mix. As such, wellness, ingestibles, and fitness categories were moved out of the Home Goods category and into the Health & Beauty category. Product Mix for 1999 and 2000 assuming reclassification not available. As filed with the Securities and Exchange Commission on April 24, 2002.

USA Networks, Inc. (to be renamed USA
Interactive)
Operating Metrics
IN MILLIONS EXCEPT PER TICKET

                                1999       2000                       2001                                   2002
                                 YE         YE        Q1       Q2       Q3       Q4         YE        Q1   Q2  Q3  Q4  YE
                              -------------------------------------------------------------------------------------------
TICKETING
Number of tickets sold          75.0       83.0      23.6     23.5     19.3     20.3       86.7     23.9

Gross value of tickets sold   $2,781     $3,256      $937   $1,016     $788     $870     $3,611     $997

Share of tickets sold online   13.4%      24.5%     29.5%    33.2%    31.9%    33.9%      32.1%    37.8%

Online ticketing revenue       $69.0     $140.6     $49.6    $59.8    $44.6    $46.8     $200.8    $62.2

Revenue per ticket             $5.25     $ 5.71    $ 5.96    $6.29    $6.20   $ 6.00     $ 6.11   $ 5.97

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 24, 2002.

USA Networks, Inc. (to be renamed USA Interactive)
Operating Metrics
IN THOUSANDS

                                      2000                           2001                                        2002
                                        YE        Q1        Q2        Q3        Q4         YE          Q1    Q2   Q3    Q4     YE
                                     --------------------------------------------------------------------------------------------
MATCH.COM

Paid subscribers                       156.9     189.5     216.6     252.7     382.2      382.2      527.7

New registrations                    1,135.6   1,054.7   1,059.5   1,216.0   2,304.0    5,634.3    2,911.7

New subscriptions (first time only)    399.5     121.7     134.8     154.2     260.4      671.0      342.4

Conversion rate (Reg to Subs)          35.2%     11.5%     12.7%     12.7%     11.3%      11.9%      11.8%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 24, 2002.

USA Networks, Inc. (to be renamed USA Interactive)
Operating Metrics

                                             1999           2000                               2001
                                              YE             YE           Q1         Q2         Q3          Q4           YE
                                             ----------------------------------------------------------------------------------
HOTEL RESERVATIONS NETWORK
     Hotel room nights sold (thousands)      1,229          2,433          799      1,030      1,227       1,187        4,243
     Average Daily Rate                        N/A        $131.70      $124.35    $129.60    $120.30     $112.40      $121.10
     Affiliates (including TravelNow)          N/A         16,200       18,649     20,857     22,793      23,808       23,808
     Properties                              1,500          2,600        3,084      3,374      3,890       4,567        4,567
     Cities served                              40             97          135        146        171         178          178

IN THOUSANDS                                                2000                               2001
                                                             YE           Q1         Q2         Q3          Q4           YE
                                             ----------------------------------------------------------------------------------

EXPEDIA
     Total gross bookings (a)                          $1,793,000     $674,000   $802,000   $723,000    $704,000   $2,903,000
     Total transactions (b)                                 4,832        1,780      2,241      2,222       2,229        8,472
     Average monthly Media Metrix reach (c)                   N/A        6,969      7,502      9,410       9,238          N/A
     Expedia.com conversion (d)                               N/A         5.7%       7.0%       5.5%        5.2%          N/A
     Expedia new purchasing customers (e)                   1,769         671        904        918         870         3,363
     Expedia cumulative purchasing
       customers (f)                                        8,843       3,603      4,507      5,424       6,294        19,828
     Expedia quarterly unique purchasing
       customers (g)                                        2,741        1,007      1,336      1,393       1,383       5,119


                                                                       2002
                                                  Q1        Q2           Q3            Q4             YE
                                            ------------------------------------------------------------
HOTEL RESERVATIONS NETWORK
     Hotel room nights sold (thousands)        1,408
     Average Daily Rate                       $115.70
     Affiliates (including TravelNow)          25,755
     Properties                                 6,058

     Cities served                               218

IN THOUSANDS                                                           2002
                                                  Q1        Q2           Q3            Q4             YE
                                            ------------------------------------------------------------

EXPEDIA
     Total gross bookings (a)               1,107,000
     Total transactions (b)                     3,045
     Average monthly Media Metrix reach (c)    11,242
     Expedia.com conversion (d)                  5.8%
     Expedia new purchasing customers (e)       1,316
     Expedia cumulative purchasing
       customers (f)                            7,610
     Expedia quarterly unique purchasing
       customers (g)                            1,874

A Gross bookings represents the total value of travel booked through the Expedia, VacationSpot, and WWTE sites.
B Transactions represents the number of reservations and purchases transacted through the Expedia and WWTE sites.
C Average monthly Media Metrix reach represents the unduplicated reach for the Expedia and VacationSpot sites.
D Conversion represents the monthly average Expedia.com unique monthly purchasers divided by the monthly average Media Metrix reach for the Expedia.com site.
E Expedia new purchasing customers represents the number of new customers transacting through the Expedia sites in a quarter.
F Expedia cumulative purchasing customers represents the cumulative number of customers that have ever transacted through the Expedia sites as of the end of a quarter.
G Expedia quarterly unique purchasing customers represents the number of unique customers transacting through the Expedia sites over the course of a quarter.

The financial, statistical and other information contained herein is unaudited. As filed with the Securities and Exchange Commission on April 29, 2002.

USA Networks, Inc. (to be renamed USA Interactive)
Operating Metrics
IN MILLIONS

CAPITALIZATION (pro forma for pending transactions)
(AS OF 4/15/02)


     Ticker (NASDAQ)                                                      USAI
     USAi Common Stock                                                   349.7
     USAi Class B                                                         63.0
     USAi Exchangeable Common Stock                                       31.6
     USAi Exchangeable Class B                                             1.6
                                                                ---------------
        Total Shares Outstanding                                         445.9

     Estimated dilutive options and warrants (treasury method)            31.5
                                                                ---------------
     Fully diluted shares                                                477.4
                                                                ===============

     Outstanding equity cap                                      $14.2 billion
     Fully diluted equity cap                                    $15.2 billion

     INCLUDES TREASURY METHOD OPTIONS AND WARRANTS, EXCHANGEABLE SHARES AND OTHER DILUTIVE SECURITIES, AND INCLUDES VIVENDI'S REMAINING 56.6 MILLION USA SHARES THAT MAY BE DELIVERED TO USA IN CONNECTION WITH USA'S SERIES B PREFERRED INTEREST IN VUE, WHICH WILL BE ISSUED TO USA IN THE PENDING VIVENDI TRANSACTION.


BUSINESS MIX


     Revenue sources (Q1 '02):
        Merchandise                                       46%
        Online travel/hotel rooms                         28%
        Ticketing                                         15%
        Teleservices / ECS                                 8%
        Personals                                          3%
                                                   -----------
        Commerce                                         100%
                                                   ===========

        Interactive (online and TV) (% of total)          83%
        International (% of total)                        11%

THE FINANCIAL, STATISTICAL AND OTHER INFORMATION CONTAINED HEREIN IS UNAUDITED. As filed with the Securities and Exchange Commission on April 24, 2002.